EXHIBIT 99.1

For Immediate Release

First Hawaiian, Inc. Reports Second Quarter 2026 Financial Results and Declares Dividend

HONOLULU, Hawaii July 24, 2026--(Globe Newswire)--First Hawaiian, Inc. (NASDAQ:FHB), (“First Hawaiian” or the “Company”) today reported financial results for its quarter ended June 30, 2026.

"The second quarter was another strong quarter, reflecting the strength of our business model, the disciplined execution by our team and the trust our customers place in us," said Bob Harrison, Chairman, President and Chief Executive Officer. "The announced acquisition of Tri Counties Bank builds on that momentum, bringing together two strong banks with shared values and complementary strengths to better serve our customers and communities while creating long-term value for our shareholders."

On July 22, 2026, the Company’s Board of Directors declared a quarterly cash dividend of $0.26 per share. The dividend will be payable on August 28, 2026, to stockholders of record at the close of business on August 17, 2026.

Second Quarter 2026 Highlights:

●	Net income of $73.4 million, or $0.60 per diluted share
●	Total loans and leases increased $136.5 million versus prior quarter
●	Total deposits decreased $623.2 million versus prior quarter
●	Net interest margin increased 6 basis points to 3.25%
●	Recorded a $5.6 million provision for credit losses
●	Board of Directors declared a quarterly dividend of $0.26 per share

Balance Sheet

Total assets were $23.6 billion at June 30, 2026 versus $24.3 billion at March 31, 2026.

Gross loans and leases were $14.6 billion as of June 30, 2026, an increase of $136.5 million from $14.4 billion as of March 31, 2026.

Total deposits were $20.2 billion as of June 30, 2026, a decrease of $623.2 million from $20.8 billion as of March 31, 2026.

Net Interest Income

Net interest income for the second quarter of 2026 was $171.0 million, an increase of $3.5 million compared to $167.5 million for the prior quarter.

The net interest margin was 3.25% in the second quarter of 2026, 6 basis points higher than the prior quarter’s margin of 3.19%.

Provision Expense

During the quarter ended June 30, 2026, we recorded a $5.6 million provision for credit losses. In the quarter ended March 31, 2026, we recorded a $5.0 million provision for credit losses.

Noninterest Income

Noninterest income was $60.3 million in the second quarter of 2026, $7.5 million higher compared to noninterest income of $52.8 million in the prior quarter.

Noninterest Expense

Noninterest expense was $130.4 million in the second quarter of 2026, $2.6 million higher compared to noninterest expense of $127.9 million in the prior quarter.

The efficiency ratio was 56.2% and 57.8% for the quarters ended June 30, 2026 and March 31, 2026, respectively.

Taxes

The effective tax rate was 22.9% and 22.5% for the quarters ended June 30, 2026 and March 31, 2026, respectively.

Asset Quality

The allowance for credit losses was $168.1 million, or 1.15% of total loans and leases, as of June 30, 2026, compared to $169.3 million, or 1.17% of total loans and leases, as of March 31, 2026. The reserve for unfunded commitments was $37.7 million as of June 30, 2026 and $34.9 million as of March 31, 2026. Net charge-offs were $4.1 million, or 0.11% of average loans and leases on an annualized basis, for the quarter ended June 30, 2026, compared to net charge-offs of $4.9 million, or 0.14% of average loans and leases on an annualized basis, for the quarter ended March 31, 2026. Total non-performing assets were $39.5 million, or 0.27% of total loans and leases and other real estate owned, on June 30, 2026, compared to total non-performing assets of $39.7 million, or 0.27% of total loans and leases and other real estate owned, on March 31, 2026.

Capital

Total stockholders' equity was $2.8 billion at June 30, 2026 and March 31, 2026.

The tier 1 leverage, common equity tier 1 and total capital ratios were 9.46%, 13.27% and 14.52%, respectively, on June 30, 2026, compared with 9.21%, 13.12% and 14.37%, respectively, on March 31, 2026.

The Company did not repurchase any shares in the second quarter.

First Hawaiian, Inc.

First Hawaiian, Inc. (NASDAQ:FHB) is a bank holding company headquartered in Honolulu, Hawaii. Its principal subsidiary, First Hawaiian Bank, founded in 1858 under the name Bishop & Company, is Hawaii’s oldest and largest financial institution with branch locations throughout Hawaii, Guam and Saipan. The company offers a comprehensive suite of banking services to consumer and commercial customers including deposit products, loans, wealth management, insurance, trust, retirement planning, credit card and merchant processing services. Customers may also access their accounts through ATMs, online and mobile banking channels. For more information about First Hawaiian, Inc., visit the Company’s website, www.fhb.com.

Conference Call Information

First Hawaiian will host a conference call to discuss the Company’s results today at 1:00 p.m. Eastern Time, 7:00 a.m. Hawaii Time.

To access the call by phone, please register via the following link:

https://register-conf.media-server.com/register/BIb8e318d9b8d24417b3d7d113fcf80dbc, and you will be provided with dial in details. To avoid delays, we encourage participants to dial into the conference call fifteen minutes ahead of the scheduled start time.

A live webcast of the conference call, including a slide presentation, will be available at the following link: www.fhb.com/earnings. The archive of the webcast will be available at the same location.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized” and “outlook”, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, there can be no assurance that actual results will not prove to be materially different from the results expressed or implied by the forward-looking statements. A number of important factors could cause actual results or performance to differ materially from the forward-looking statements, including (without limitation) the risks and uncertainties associated with the domestic and global economic environment and capital market conditions and other risk factors. For a discussion of some of these risks and important factors that could affect our future results and financial condition, see our U.S. Securities and Exchange Commission (“SEC”) filings, including, but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2025 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2026.

Use of Non-GAAP Financial Measures

Return on average tangible assets, return on average tangible stockholders’ equity, tangible book value per share and tangible stockholders’ equity to tangible assets are non-GAAP financial measures. We believe that these measurements are useful for investors, regulators, management and others to evaluate financial performance and capital adequacy relative to other financial institutions. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GAAP. Investors should consider our performance and capital adequacy as reported under GAAP and all other relevant information when assessing our performance and capital adequacy.

Table 14 at the end of this document provides a reconciliation of these non-GAAP financial measures with their most directly comparable GAAP measures.

Investor Relations Contact:	Media Contact:
Kevin Haseyama, CFA	Bill Weeshoff
(808) 525-6268	(808) 525-6229
khaseyama@fhb.com	bweeshoff@fhb.com

Financial Highlights	Table 1
	For the Three Months Ended			For the Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands, except per share data)	2026	2026	2025	2026	2025
Operating Results:
Net interest income	$170,993	$167,530	$163,583	$338,523	$324,109
Provision for credit losses	5,600	5,000	4,500	10,600	15,000
Noninterest income	60,281	52,819	53,958	113,100	104,435
Noninterest expense	130,445	127,885	124,939	258,330	248,499
Net income	73,375	67,784	73,247	141,159	132,495
Basic earnings per share	0.60	0.55	0.58	1.16	1.05
Diluted earnings per share	0.60	0.55	0.58	1.15	1.05
Dividends declared per share	0.26	0.26	0.26	0.52	0.52
Dividend payout ratio	43.33%	47.27%	44.83%	45.22%	49.52%
Performance Ratios(1):
Net interest margin	3.25%	3.19%	3.11%	3.22%	3.10%
Efficiency ratio	56.17%	57.77%	57.23%	56.95%	57.71%
Return on average total assets	1.23%	1.14%	1.23%	1.19%	1.12%
Return on average tangible assets (non-GAAP)(2)	1.28%	1.19%	1.28%	1.24%	1.17%
Return on average total stockholders' equity	10.52%	9.86%	11.03%	10.19%	10.07%
Return on average tangible stockholders' equity (non-GAAP)(2)	16.34%	15.33%	17.61%	15.84%	16.12%
Average Balances:
Average loans and leases	$14,488,213	$14,289,418	$14,288,918	$14,389,365	$14,299,400
Average earning assets	21,192,973	21,332,641	21,167,588	21,262,421	21,168,386
Average assets	23,954,425	24,083,280	23,859,410	24,018,496	23,874,849
Average deposits	20,483,307	20,623,573	20,280,042	20,553,052	20,316,836
Average stockholders' equity	2,796,857	2,788,826	2,663,850	2,792,863	2,652,975
Market Value Per Share:
Closing	29.30	24.64	24.96	29.30	24.96
High	29.63	28.35	25.09	29.63	28.28
Low	24.50	23.26	20.32	23.26	20.32

	As of	As of	As of	As of
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands, except per share data)	2026	2026	2025	2025
Balance Sheet Data:
Loans and leases	$14,577,299	$14,440,835	$14,312,529	$14,351,869
Total assets	23,646,049	24,264,548	23,955,252	23,837,147
Total deposits	20,154,181	20,777,353	20,515,668	20,231,419
Short-term borrowings	—	—	—	250,000
Total stockholders' equity	2,826,028	2,767,760	2,769,365	2,694,545

Per Share of Common Stock:
Book value	$23.22	$22.75	$22.57	$21.61
Tangible book value (non-GAAP)(2)	15.04	14.57	14.46	13.63

Asset Quality Ratios:
Non-accrual loans and leases / total loans and leases	0.27%	0.27%	0.29%	0.20%
Allowance for credit losses for loans and leases / total loans and leases	1.15%	1.17%	1.18%	1.17%

Capital Ratios:
Common Equity Tier 1 Capital Ratio	13.27%	13.12%	13.17%	13.03%
Tier 1 Capital Ratio	13.27%	13.12%	13.17%	13.03%
Total Capital Ratio	14.52%	14.37%	14.42%	14.28%
Tier 1 Leverage Ratio	9.46%	9.21%	9.27%	9.12%
Total stockholders' equity to total assets	11.95%	11.41%	11.56%	11.30%
Tangible stockholders' equity to tangible assets (non-GAAP)(2)	8.08%	7.62%	7.73%	7.44%

Non-Financial Data:
Number of branches	49	49	49	48
Number of ATMs	274	273	273	274
Number of Full-Time Equivalent Employees	1,995	1,986	1,997	2,006

(1)	Except for the efficiency ratio, amounts are annualized for the three and six months ended June 30, 2026 and 2025 and three months ended March 31, 2026.
(2)	Return on average tangible assets, return on average tangible stockholders’ equity, tangible book value per share and tangible stockholders’ equity to tangible assets are non-GAAP financial measures. We compute our return on average tangible assets as the ratio of net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total assets. We compute our return on average tangible stockholders’ equity as the ratio of net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our tangible book value per share as the ratio of tangible stockholders’ equity to outstanding shares. Tangible stockholders’ equity is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our total stockholders’ equity. We compute our tangible stockholders’ equity to tangible assets as the ratio of tangible stockholders’ equity to tangible assets, each of which we calculate by subtracting (and thereby effectively excluding) the value of our goodwill. For a reconciliation to the most directly comparable GAAP financial measure, see Table 14, GAAP to Non-GAAP Reconciliation.

Consolidated Statements of Income	Table 2
	For the Three Months Ended			For the Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands, except per share amounts)	2026	2026	2025	2026	2025
Interest income
Loans and lease financing	$190,727	$186,389	$193,393	$377,116	$385,495
Available-for-sale investment securities	15,867	14,884	12,469	30,751	25,619
Held-to-maturity investment securities	15,121	15,063	16,299	30,184	32,946
Other	10,652	13,362	14,578	24,014	27,829
Total interest income	232,367	229,698	236,739	462,065	471,889
Interest expense
Deposits	61,220	62,064	70,289	123,284	141,998
Short-term borrowings	—	—	2,627	—	5,226
Other	154	104	240	258	556
Total interest expense	61,374	62,168	73,156	123,542	147,780
Net interest income	170,993	167,530	163,583	338,523	324,109
Provision for credit losses	5,600	5,000	4,500	10,600	15,000
Net interest income after provision for credit losses	165,393	162,530	159,083	327,923	309,109
Noninterest income
Service charges on deposit accounts	8,316	8,156	7,830	16,472	15,365
Credit and debit card fees	15,402	15,083	15,913	30,485	30,387
Other service charges and fees	14,409	13,784	13,350	28,193	25,517
Trust and investment services income	9,074	9,146	9,154	18,220	18,524
Bank-owned life insurance	7,069	4,091	4,724	11,160	9,095
Investment securities gains, net	—	—	—	—	37
Other	6,011	2,559	2,987	8,570	5,510
Total noninterest income	60,281	52,819	53,958	113,100	104,435
Noninterest expense
Salaries and employee benefits	62,376	64,090	59,501	126,466	119,605
Contracted services and professional fees	18,402	13,964	15,997	32,366	30,836
Occupancy	7,902	7,816	7,934	15,718	16,034
Equipment	14,563	14,781	14,037	29,344	27,908
Regulatory assessment and fees	3,417	3,248	3,759	6,665	7,582
Advertising and marketing	2,178	2,252	2,035	4,430	4,214
Card rewards program	8,403	8,404	8,406	16,807	16,325
Other	13,204	13,330	13,270	26,534	25,995
Total noninterest expense	130,445	127,885	124,939	258,330	248,499
Income before provision for income taxes	95,229	87,464	88,102	182,693	165,045
Provision for income taxes	21,854	19,680	14,855	41,534	32,550
Net income	$73,375	$67,784	$73,247	$141,159	$132,495
Basic earnings per share	$0.60	$0.55	$0.58	$1.16	$1.05
Diluted earnings per share	$0.60	$0.55	$0.58	$1.15	$1.05
Basic weighted-average outstanding shares	121,669,238	122,457,604	125,321,837	122,061,243	125,799,060
Diluted weighted-average outstanding shares	122,339,836	123,345,708	125,833,064	122,830,138	126,493,569

Consolidated Balance Sheets	Table 3
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands, except share amount)	2026	2026	2025	2025
Assets
Cash and due from banks	$263,762	$225,727	$228,734	$304,624
Interest-bearing deposits in other banks	748,734	1,493,421	1,249,018	1,094,411
Investment securities:
Available-for-sale, at fair value (amortized cost: $2,275,837 as of June 30, 2026, $2,270,792 as of March 31, 2026, $2,246,716 as of December 31, 2025 and $2,097,906 as of June 30, 2025)	2,094,699	2,080,004	2,076,233	1,891,654
Held-to-maturity, at amortized cost (fair value: $3,035,475 as of June 30, 2026, $3,074,133 as of March 31, 2026, $3,188,775 as of December 31, 2025 and $3,230,698 as of June 30, 2025)	3,411,684	3,480,022	3,533,082	3,658,814
Loans held for sale	—	—	1,370	—
Loans and leases	14,577,299	14,440,835	14,312,529	14,351,869
Less: allowance for credit losses	168,056	169,318	168,468	167,825
Net loans and leases	14,409,243	14,271,517	14,144,061	14,184,044

Premises and equipment, net	304,025	302,807	303,496	299,149
Accrued interest receivable	76,622	77,286	77,641	77,943
Bank-owned life insurance	521,137	514,069	513,182	502,419
Goodwill	995,492	995,492	995,492	995,492
Mortgage servicing rights	4,302	4,470	4,638	4,828
Other assets	816,349	819,733	828,305	823,769
Total assets	$23,646,049	$24,264,548	$23,955,252	$23,837,147
Liabilities and Stockholders' Equity
Deposits:
Interest-bearing	$13,706,392	$14,257,290	$13,968,376	$13,386,987
Noninterest-bearing	6,447,789	6,520,063	6,547,292	6,844,432
Total deposits	20,154,181	20,777,353	20,515,668	20,231,419
Short-term borrowings	—	—	—	250,000
Retirement benefits payable	97,409	98,220	99,052	95,357
Other liabilities	568,431	621,215	571,167	565,826
Total liabilities	20,820,021	21,496,788	21,185,887	21,142,602

Stockholders' equity
Common stock ($0.01 par value; authorized 300,000,000 shares; issued/outstanding: 142,661,019 / 121,680,634 shares as of June 30, 2026, issued/outstanding: 142,627,813 / 121,648,973 shares as of March 31, 2026, issued/outstanding: 142,184,584 / 122,689,256 shares as of December 31, 2025 and issued/outstanding: 142,173,027 / 124,683,544 shares as of June 30, 2025)	1,427	1,426	1,422	1,422
Additional paid-in capital	2,584,578	2,580,501	2,576,540	2,567,936
Retained earnings	1,156,028	1,114,759	1,078,885	1,000,997
Accumulated other comprehensive loss, net	(359,793)	(372,747)	(368,140)	(407,008)
Treasury stock (20,980,385 shares as of June 30, 2026, 20,978,840 shares as of March 31, 2026, 19,495,328 shares as of December 31, 2025 and 17,489,483 shares as of June 30, 2025)	(556,212)	(556,179)	(519,342)	(468,802)
Total stockholders' equity	2,826,028	2,767,760	2,769,365	2,694,545
Total liabilities and stockholders' equity	$23,646,049	$24,264,548	$23,955,252	$23,837,147

Average Balances and Interest Rates									Table 4
	Three Months Ended			Three Months Ended			Three Months Ended
	June 30, 2026			March 31, 2026			June 30, 2025
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$1,142.4	$10.5	3.68%	$1,455.0	$13.2	3.68%	$1,276.8	$14.1	4.45%
Available-for-Sale Investment Securities
Taxable	2,081.7	15.8	3.05	2,050.7	14.9	2.91	1,869.3	12.5	2.67
Non-Taxable	0.4	—	4.42	0.8	—	4.86	1.3	—	5.27
Held-to-Maturity Investment Securities
Taxable	2,860.7	12.1	1.69	2,916.5	12.0	1.64	3,099.9	13.2	1.70
Non-Taxable	590.3	3.3	2.23	592.6	3.5	2.39	596.5	3.3	2.21
Total Investment Securities	5,533.1	31.2	2.26	5,560.6	30.4	2.19	5,567.0	29.0	2.08
Loans Held for Sale	0.6	—	5.68	0.9	—	5.87	0.3	—	6.86
Loans and Leases(1)
Commercial and industrial	2,275.4	32.3	5.69	2,170.6	30.8	5.75	2,291.5	35.2	6.16
Commercial real estate	4,736.0	67.6	5.73	4,608.4	65.0	5.72	4,392.5	66.9	6.11
Construction	770.2	12.4	6.48	775.5	12.4	6.48	900.4	14.9	6.66
Residential:
Residential mortgage	4,038.8	40.9	4.05	4,081.8	41.0	4.02	4,104.1	40.2	3.92
Home equity line	1,181.8	14.2	4.82	1,175.4	13.7	4.71	1,154.4	13.4	4.64
Consumer	1,044.1	20.1	7.74	1,034.5	20.0	7.84	1,013.9	19.2	7.58
Lease financing	441.9	3.9	3.51	443.2	4.1	3.75	432.1	4.2	3.90
Total Loans and Leases	14,488.2	191.4	5.30	14,289.4	187.0	5.29	14,288.9	194.0	5.44
Other Earning Assets	28.7	0.2	2.36	26.7	0.1	2.52	34.6	0.4	4.94
Total Earning Assets(2)	21,193.0	233.3	4.41	21,332.6	230.7	4.37	21,167.6	237.5	4.50
Cash and Due from Banks	239.1			226.4			222.3
Other Assets	2,522.3			2,524.3			2,469.5
Total Assets	$23,954.4			$24,083.3			$23,859.4

Interest-Bearing Liabilities
Interest-Bearing Deposits
Savings	$6,407.4	$19.6	1.23%	$6,404.5	$18.9	1.20%	$6,247.5	$21.0	1.35%
Money Market	4,321.3	19.5	1.81	4,358.9	19.8	1.84	3,822.1	22.8	2.39
Time	3,275.3	22.1	2.71	3,381.3	23.4	2.80	3,389.4	26.5	3.14
Total Interest-Bearing Deposits	14,004.0	61.2	1.75	14,144.7	62.1	1.78	13,459.0	70.3	2.09
Other Short-Term Borrowings	—	—	—	—	—	—	250.0	2.6	4.22
Other Interest-Bearing Liabilities	19.5	0.2	3.16	12.5	0.1	3.40	20.8	0.2	4.62
Total Interest-Bearing Liabilities	14,023.5	61.4	1.76	14,157.2	62.2	1.78	13,729.8	73.1	2.14
Net Interest Income		$171.9			$168.5			$164.4
Interest Rate Spread(3)			2.65%			2.59%			2.36%
Net Interest Margin(4)			3.25%			3.19%			3.11%
Noninterest-Bearing Demand Deposits	6,479.3			6,478.9			6,821.0
Other Liabilities	654.7			658.4			644.7
Stockholders' Equity	2,796.9			2,788.8			2,663.9
Total Liabilities and Stockholders' Equity	$23,954.4			$24,083.3			$23,859.4

(1)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(2)	Interest income includes taxable-equivalent basis adjustments of $0.9 million, $1.0 million and $0.8 million for the three months ended June 30, 2026, March 31, 2026 and June 30, 2025, respectively.
(3)	Interest rate spread is the difference between the average yield on earning assets and the average rate paid on interest-bearing liabilities, on a fully taxable-equivalent basis.
(4)	Net interest margin is net interest income annualized for the three months ended June 30, 2026, March 31, 2026 and June 30, 2025, on a fully taxable-equivalent basis, divided by average total earning assets.

Average Balances and Interest Rates						Table 5
	Six Months Ended			Six Months Ended
	June 30, 2026			June 30, 2025
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$1,297.9	$23.7	3.68%	$1,224.3	$27.0	4.44%
Available-for-Sale Investment Securities
Taxable	2,066.3	30.7	2.98	1,880.3	25.6	2.73
Non-Taxable	0.6	—	4.71	1.3	—	5.38
Held-to-Maturity Investment Securities
Taxable	2,888.4	24.1	1.67	3,131.8	26.8	1.71
Non-Taxable	591.4	6.8	2.31	597.7	7.0	2.36
Total Investment Securities	5,546.7	61.6	2.22	5,611.1	59.4	2.12
Loans Held for Sale	0.8	—	5.79	0.3	—	6.54
Loans and Leases(1)
Commercial and industrial	2,223.3	63.1	5.72	2,244.4	68.8	6.18
Commercial real estate	4,672.5	132.7	5.73	4,406.3	133.3	6.10
Construction	772.8	24.8	6.48	918.6	30.4	6.67
Residential:
Residential mortgage	4,060.2	81.9	4.03	4,127.1	81.2	3.93
Home equity line	1,178.6	27.8	4.76	1,152.1	26.4	4.62
Consumer	1,039.4	40.1	7.79	1,016.6	38.1	7.56
Lease financing	442.6	8.0	3.63	434.3	8.5	3.95
Total Loans and Leases	14,389.4	378.4	5.29	14,299.4	386.7	5.44
Other Earning Assets	27.6	0.3	2.44	33.3	0.8	5.20
Total Earning Assets(2)	21,262.4	464.0	4.39	21,168.4	473.9	4.50
Cash and Due from Banks	232.8			229.0
Other Assets	2,523.3			2,477.4
Total Assets	$24,018.5			$23,874.8

Interest-Bearing Liabilities
Interest-Bearing Deposits
Savings	$6,406.0	$38.5	1.21%	$6,240.1	$42.2	1.36%
Money Market	4,340.0	39.3	1.83	3,871.8	45.8	2.38
Time	3,328.0	45.5	2.76	3,353.5	54.0	3.25
Total Interest-Bearing Deposits	14,074.0	123.3	1.77	13,465.4	142.0	2.13
Other Short-Term Borrowings	—	—	—	250.0	5.2	4.22
Other Interest-Bearing Liabilities	16.0	0.2	3.25	24.1	0.6	4.65
Total Interest-Bearing Liabilities	14,090.0	123.5	1.77	13,739.5	147.8	2.17
Net Interest Income		$340.5			$326.1
Interest Rate Spread(3)			2.62%			2.33%
Net Interest Margin(4)			3.22%			3.10%
Noninterest-Bearing Demand Deposits	6,479.1			6,851.4
Other Liabilities	656.5			630.9
Stockholders' Equity	2,792.9			2,653.0
Total Liabilities and Stockholders' Equity	$24,018.5			$23,874.8

(1)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(2)	Interest income includes taxable-equivalent basis adjustments of $2.0 million for both the six months ended June 30, 2026 and 2025.
(3)	Interest rate spread is the difference between the average yield on earning assets and the average rate paid on interest-bearing liabilities, on a fully taxable-equivalent basis.
(4)	Net interest margin is net interest income annualized for the six months ended June 30, 2026 and 2025, on a fully taxable-equivalent basis, divided by average total earning assets.

Analysis of Change in Net Interest Income			Table 6
	Three Months Ended June 30, 2026
	Compared to March 31, 2026
(dollars in millions)	Volume	Rate	Total (1)
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$(2.7)	$—	$(2.7)
Available-for-Sale Investment Securities
Taxable	0.2	0.7	0.9
Held-to-Maturity Investment Securities
Taxable	(0.2)	0.3	0.1
Non-Taxable	—	(0.2)	(0.2)
Total Investment Securities	—	0.8	0.8
Loans and Leases
Commercial and industrial	1.8	(0.3)	1.5
Commercial real estate	2.4	0.2	2.6
Residential:
Residential mortgage	(0.4)	0.3	(0.1)
Home equity line	0.1	0.4	0.5
Consumer	0.2	(0.1)	0.1
Lease financing	—	(0.2)	(0.2)
Total Loans and Leases	4.1	0.3	4.4
Other Earning Assets	0.1	—	0.1
Total Change in Interest Income	1.5	1.1	2.6

Change in Interest Expense:
Interest-Bearing Deposits
Savings	—	0.7	0.7
Money Market	(0.1)	(0.2)	(0.3)
Time	(0.6)	(0.7)	(1.3)
Total Interest-Bearing Deposits	(0.7)	(0.2)	(0.9)
Other Interest-Bearing Liabilities	0.1	—	0.1
Total Change in Interest Expense	(0.6)	(0.2)	(0.8)
Change in Net Interest Income	$2.1	$1.3	$3.4

(1)	The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.

Analysis of Change in Net Interest Income			Table 7
	Three Months Ended June 30, 2026
	Compared to June 30, 2025
(dollars in millions)	Volume	Rate	Total (1)
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$(1.4)	$(2.2)	$(3.6)
Available-for-Sale Investment Securities
Taxable	1.4	1.9	3.3
Held-to-Maturity Investment Securities
Taxable	(1.0)	(0.1)	(1.1)
Total Investment Securities	0.4	1.8	2.2
Loans and Leases
Commercial and industrial	(0.2)	(2.7)	(2.9)
Commercial real estate	5.0	(4.3)	0.7
Construction	(2.1)	(0.4)	(2.5)
Residential:
Residential mortgage	(0.6)	1.3	0.7
Home equity line	0.3	0.5	0.8
Consumer	0.5	0.4	0.9
Lease financing	0.1	(0.4)	(0.3)
Total Loans and Leases	3.0	(5.6)	(2.6)
Other Earning Assets	—	(0.2)	(0.2)
Total Change in Interest Income	2.0	(6.2)	(4.2)

Change in Interest Expense:
Interest-Bearing Deposits
Savings	0.5	(1.9)	(1.4)
Money Market	2.7	(6.0)	(3.3)
Time	(0.9)	(3.5)	(4.4)
Total Interest-Bearing Deposits	2.3	(11.4)	(9.1)
Other Short-Term Borrowings	(1.3)	(1.3)	(2.6)
Total Change in Interest Expense	1.0	(12.7)	(11.7)
Change in Net Interest Income	$1.0	$6.5	$7.5

(1)	The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.

Analysis of Change in Net Interest Income			Table 8
	Six Months Ended June 30, 2026
	Compared to June 30, 2025
(dollars in millions)	Volume	Rate	Total (1)
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$1.5	$(4.8)	$(3.3)
Available-for-Sale Investment Securities
Taxable	2.6	2.5	5.1
Held-to-Maturity Investment Securities
Taxable	(2.1)	(0.6)	(2.7)
Non-Taxable	(0.1)	(0.1)	(0.2)
Total Investment Securities	0.4	1.8	2.2
Loans and Leases
Commercial and industrial	(0.6)	(5.1)	(5.7)
Commercial real estate	7.8	(8.4)	(0.6)
Construction	(4.7)	(0.9)	(5.6)
Residential:
Residential mortgage	(1.3)	2.0	0.7
Home equity line	0.6	0.8	1.4
Consumer	0.8	1.2	2.0
Lease financing	0.2	(0.7)	(0.5)
Total Loans and Leases	2.8	(11.1)	(8.3)
Other Earning Assets	(0.1)	(0.4)	(0.5)
Total Change in Interest Income	4.6	(14.5)	(9.9)

Change in Interest Expense:
Interest-Bearing Deposits
Savings	1.1	(4.8)	(3.7)
Money Market	5.0	(11.5)	(6.5)
Time	(0.4)	(8.1)	(8.5)
Total Interest-Bearing Deposits	5.7	(24.4)	(18.7)
Other Short-Term Borrowings	(2.6)	(2.6)	(5.2)
Other Interest-Bearing Liabilities	(0.2)	(0.2)	(0.4)
Total Change in Interest Expense	2.9	(27.2)	(24.3)
Change in Net Interest Income	$1.7	$12.7	$14.4

(1)	The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.

Loans and Leases				Table 9
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands)	2026	2026	2025	2025
Commercial and industrial	$2,339,882	$2,241,882	$2,171,333	$2,370,210
Commercial real estate	4,783,130	4,715,741	4,590,326	4,411,585
Construction	731,766	769,302	808,275	884,306
Residential:
Residential mortgage	4,044,207	4,063,933	4,096,300	4,085,827
Home equity line	1,181,396	1,176,228	1,178,527	1,161,876
Total residential	5,225,603	5,240,161	5,274,827	5,247,703
Consumer	1,046,461	1,030,002	1,025,838	1,011,125
Lease financing	450,457	443,747	441,930	426,940
Total loans and leases	$14,577,299	$14,440,835	$14,312,529	$14,351,869

Deposits				Table 10
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands)	2026	2026	2025	2025
Demand	$6,447,789	$6,520,063	$6,547,292	$6,844,432
Savings	6,132,746	6,566,192	6,308,873	6,219,801
Money Market	4,283,982	4,310,474	4,289,370	3,777,681
Time	3,289,664	3,380,624	3,370,133	3,389,505
Total Deposits	$20,154,181	$20,777,353	$20,515,668	$20,231,419

Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More				Table 11
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands)	2026	2026	2025	2025
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial Loans:
Commercial and industrial	$4,054	$4,960	$8,805	$1,184
Commercial real estate	2,879	2,952	3,007	3,185
Construction	1,788	1,788	1,788	904
Lease financing	680	691	734	—
Total Commercial Loans	9,401	10,391	14,334	5,273
Residential Loans:
Residential mortgage	18,675	17,665	16,423	15,032
Home equity line	11,425	11,624	10,271	8,286
Total Residential Loans	30,100	29,289	26,694	23,318
Total Non-Accrual Loans and Leases	39,501	39,680	41,028	28,591
Total Non-Performing Assets	$39,501	$39,680	$41,028	$28,591

Accruing Loans and Leases Past Due 90 Days or More
Commercial and industrial	$249	$715	$318	$942
Residential mortgage	771	9	55	309
Consumer	3,073	3,620	2,984	3,187
Total Accruing Loans and Leases Past Due 90 Days or More	$4,093	$4,344	$3,357	$4,438

Total Loans and Leases	$14,577,299	$14,440,835	$14,312,529	$14,351,869

Allowance for Credit Losses and Reserve for Unfunded Commitments	Table 12
	For the Three Months Ended			For the Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
(dollars in thousands)	2026	2026	2025	2026	2025
Balance at Beginning of Period	$204,265	$204,165	$199,959	$204,165	$193,240
Loans and Leases Charged-Off
Commercial Loans:
Commercial and industrial	(769)	(2,625)	(688)	(3,394)	(2,147)
Lease financing	—	—	(82)	—	(82)
Total Commercial Loans	(769)	(2,625)	(770)	(3,394)	(2,229)
Home equity line	(23)	—	(16)	(23)	(30)
Consumer	(5,490)	(4,844)	(4,543)	(10,334)	(9,568)
Total Loans and Leases Charged-Off	(6,282)	(7,469)	(5,329)	(13,751)	(11,827)
Recoveries on Loans and Leases Previously Charged-Off
Commercial Loans:
Commercial and industrial	281	266	196	547	599
Commercial real estate	—	—	—	—	251
Lease financing	—	3	—	3	—
Total Commercial Loans	281	269	196	550	850
Residential Loans:
Residential mortgage	16	13	109	29	129
Home equity line	28	39	32	67	96
Total Residential Loans	44	52	141	96	225
Consumer	1,820	2,248	1,705	4,068	3,684
Total Recoveries on Loans and Leases Previously Charged-Off	2,145	2,569	2,042	4,714	4,759
Net Loans and Leases Charged-Off	(4,137)	(4,900)	(3,287)	(9,037)	(7,068)
Provision for Credit Losses	5,600	5,000	4,500	10,600	15,000
Balance at End of Period	$205,728	$204,265	$201,172	$205,728	$201,172
Components:
Allowance for Credit Losses	$168,056	$169,318	$167,825	$168,056	$167,825
Reserve for Unfunded Commitments	37,672	34,947	33,347	37,672	33,347
Total Allowance for Credit Losses and Reserve for Unfunded Commitments	$205,728	$204,265	$201,172	$205,728	$201,172
Average Loans and Leases Outstanding	$14,488,213	$14,289,418	$14,288,918	$14,389,365	$14,299,400
Ratio of Net Loans and Leases Charged-Off to Average Loans and Leases Outstanding(1)	0.11%	0.14%	0.09%	0.13%	0.10%
Ratio of Allowance for Credit Losses for Loans and Leases to Loans and Leases Outstanding	1.15%	1.17%	1.17%	1.15%	1.17%
Ratio of Allowance for Credit Losses for Loans and Leases to Non-accrual Loans and Leases	4.25x	4.27x	5.87x	4.25x	5.87x

(1)	Annualized for the three and six months ended June 30, 2026 and 2025 and three months ended March 31, 2026.

Loans and Leases by Year of Origination and Credit Quality Indicator									Table 13
								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
							Amortized	Amortized
(dollars in thousands)	2026	2025	2024	2023	2022	Prior	Cost Basis	Cost Basis	Total
Commercial Lending
Commercial and Industrial
Risk rating:
Pass	$121,498	$265,147	$116,522	$63,411	$57,461	$302,522	$1,229,183	$30,382	$2,186,126
Special Mention	439	6,038	692	1,689	2,473	807	8,308	—	20,446
Substandard	145	687	2,334	376	2,998	18,736	15,143	—	40,419
Other (1)	11,798	14,486	7,222	3,453	2,601	1,743	51,588	—	92,891
Total Commercial and Industrial	133,880	286,358	126,770	68,929	65,533	323,808	1,304,222	30,382	2,339,882
Current period gross charge-offs	—	84	46	—	10	1,392	1,862	—	3,394

Commercial Real Estate
Risk rating:
Pass	439,619	723,674	369,595	404,872	658,129	1,814,129	117,006	6,353	4,533,377
Special Mention	—	—	3,623	1,652	104,548	71,474	2,376	—	183,673
Substandard	969	—	5,309	695	37,564	16,219	5,207	—	65,963
Other (1)	—	—	—	—	—	117	—	—	117
Total Commercial Real Estate	440,588	723,674	378,527	407,219	800,241	1,901,939	124,589	6,353	4,783,130
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Construction
Risk rating:
Pass	55,488	124,793	219,701	61,476	169,561	31,308	44,234	—	706,561
Special Mention	—	—	—	—	—	904	—	—	904
Other (1)	3,050	7,895	5,419	3,773	1,723	1,762	679	—	24,301
Total Construction	58,538	132,688	225,120	65,249	171,284	33,974	44,913	—	731,766
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Lease Financing
Risk rating:
Pass	94,390	63,777	77,896	84,839	35,648	92,657	—	—	449,207
Special Mention	—	—	77	419	74	—	—	—	570
Substandard	—	—	680	—	—	—	—	—	680
Total Lease Financing	94,390	63,777	78,653	85,258	35,722	92,657	—	—	450,457
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Total Commercial Lending	$727,396	$1,206,497	$809,070	$626,655	$1,072,780	$2,352,378	$1,473,724	$36,735	$8,305,235
Current period gross charge-offs	$—	$84	$46	$—	$10	$1,392	$1,862	$—	$3,394

(continued)

								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
(continued)							Amortized	Amortized
(dollars in thousands)	2026	2025	2024	2023	2022	Prior	Cost Basis	Cost Basis	Total
Residential Lending
Residential Mortgage
FICO:
740 and greater	$118,185	$192,744	$132,076	$163,841	$426,056	$2,240,745	$—	$—	$3,273,647
680 - 739	13,300	21,120	19,686	27,538	62,622	267,910	—	—	412,176
620 - 679	6,310	3,842	5,882	4,488	28,030	68,426	—	—	116,978
550 - 619	—	2,487	1,953	1,251	2,653	22,325	—	—	30,669
Less than 550	—	—	—	1,143	3,504	14,639	—	—	19,286
No Score (3)	7,172	6,764	3,098	4,753	15,334	49,997	—	—	87,118
Other (2)	2,645	22,254	7,104	11,039	13,174	40,616	7,501	—	104,333
Total Residential Mortgage	147,612	249,211	169,799	214,053	551,373	2,704,658	7,501	—	4,044,207
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Home Equity Line
FICO:
740 and greater	—	—	—	—	—	—	938,399	343	938,742
680 - 739	—	—	—	—	—	—	171,860	1,294	173,154
620 - 679	—	—	—	—	—	—	42,343	785	43,128
550 - 619	—	—	—	—	—	—	13,793	624	14,417
Less than 550	—	—	—	—	—	—	11,162	30	11,192
No Score (3)	—	—	—	—	—	—	763	—	763
Total Home Equity Line	—	—	—	—	—	—	1,178,320	3,076	1,181,396
Current period gross charge-offs	—	—	—	—	—	—	23	—	23

Total Residential Lending	$147,612	$249,211	$169,799	$214,053	$551,373	$2,704,658	$1,185,821	$3,076	$5,225,603
Current period gross charge-offs	$—	$—	$—	$—	$—	$—	$23	$—	$23

Consumer Lending
FICO:
740 and greater	$60,328	$93,986	$54,390	$34,205	$35,359	$12,947	$99,798	$56	$391,069
680 - 739	49,967	75,396	37,212	20,373	17,060	7,497	85,511	556	293,572
620 - 679	30,116	38,437	16,008	9,023	9,299	4,877	51,080	896	159,736
550 - 619	6,036	12,294	8,393	5,766	5,734	3,529	17,345	845	59,942
Less than 550	1,239	5,754	4,578	2,826	2,807	1,750	5,927	537	25,418
No Score (3)	2,691	332	4	22	—	15	35,963	165	39,192
Other (2)	201	3,921	—	—	—	1,485	71,925	—	77,532
Total Consumer Lending	$150,578	$230,120	$120,585	$72,215	$70,259	$32,100	$367,549	$3,055	$1,046,461
Current period gross charge-offs	$60	$1,689	$1,147	$827	$532	$1,262	$4,447	$370	$10,334

Total Loans and Leases	$1,025,586	$1,685,828	$1,099,454	$912,923	$1,694,412	$5,089,136	$3,027,094	$42,866	$14,577,299
Current period gross charge-offs	$60	$1,773	$1,193	$827	$542	$2,654	$6,332	$370	$13,751

(1)	Other credit quality indicators used for monitoring purposes are primarily FICO scores. The majority of the loans in this population were originated to borrowers with a prime FICO score (680 and above). As of June 30, 2026, the majority of the loans in this population were current.
(2)	Other credit quality indicators used for monitoring purposes are primarily internal risk ratings. The majority of the loans in this population were graded with a “Pass” rating. As of June 30, 2026, the majority of the loans in this population were current.
(3)	No FICO scores are primarily related to loans and leases extended to non-residents. Loans and leases of this nature are primarily secured by collateral and/or are closely monitored for performance.

GAAP to Non-GAAP Reconciliation	Table 14
	For the Three Months Ended			For the Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands)	2026	2026	2025	2026	2025
Income Statement Data:
Net income	$73,375	$67,784	$73,247	$141,159	$132,495

Average total stockholders' equity	$2,796,857	$2,788,826	$2,663,850	$2,792,863	$2,652,975
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible stockholders' equity	$1,801,365	$1,793,334	$1,668,358	$1,797,371	$1,657,483

Average total assets	$23,954,425	$24,083,280	$23,859,410	$24,018,496	$23,874,849
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible assets	$22,958,933	$23,087,788	$22,863,918	$23,023,004	$22,879,357

Return on average total stockholders' equity(1)	10.52%	9.86%	11.03%	10.19%	10.07%
Return on average tangible stockholders' equity (non-GAAP)(1)	16.34%	15.33%	17.61%	15.84%	16.12%

Return on average total assets(1)	1.23%	1.14%	1.23%	1.19%	1.12%
Return on average tangible assets (non-GAAP)(1)	1.28%	1.19%	1.28%	1.24%	1.17%

	As of	As of	As of	As of
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands, except per share amounts)	2026	2026	2025	2025
Balance Sheet Data:
Total stockholders' equity	$2,826,028	$2,767,760	$2,769,365	$2,694,545
Less: goodwill	995,492	995,492	995,492	995,492
Tangible stockholders' equity	$1,830,536	$1,772,268	$1,773,873	$1,699,053

Total assets	$23,646,049	$24,264,548	$23,955,252	$23,837,147
Less: goodwill	995,492	995,492	995,492	995,492
Tangible assets	$22,650,557	$23,269,056	$22,959,760	$22,841,655

Shares outstanding	121,680,634	121,648,973	122,689,256	124,683,544

Total stockholders' equity to total assets	11.95%	11.41%	11.56%	11.30%
Tangible stockholders' equity to tangible assets (non-GAAP)	8.08%	7.62%	7.73%	7.44%

Book value per share	$23.22	$22.75	$22.57	$21.61
Tangible book value per share (non-GAAP)	$15.04	$14.57	$14.46	$13.63

(1)	Annualized for the three and six months ended June 30, 2026 and 2025 and three months ended March 31, 2026.